                                                                    EXHIBIT 10.4

                 QUANTA SERVICES, INC. 2001 STOCK INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT

GRANTEE:

ADDRESS:

NUMBER OF AWARDED SHARES:

DATE of AWARD:

VESTING OF THE AWARDED SHARES:   Date    Vested %
------------------------------   ----    --------
                                          33-1/3%
                                          33-1/3%
                                          33-1/3%
                                          ------
                                 TOTAL       100%

      Quanta Services, Inc., a Delaware corporation (the "Company"), hereby grants to the individual whose name appears above ("Grantee"), pursuant to the provisions of the Quanta Services, Inc. 2001 Stock Incentive Plan (As Amended and Restated March 13, 2003) as amended from time to time in accordance with its terms (the "Plan"), a restricted stock award (this "Award") of shares (the "Awarded Shares") of its common stock, par value $0.00001 per share (the "Common Stock"), effective as of the Date of Award as set forth above (the "Grant Date"), upon and subject to the terms and conditions set forth in this Restricted Stock Agreement (this "Agreement") and in the Plan, which are incorporated herein by reference. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meanings assigned to them in the Plan.

      1. EFFECT OF THE PLAN. The Awarded Shares granted to Grantee are subject to all of the provisions of the Plan and of this Agreement, together with all rules and determinations from time to time issued by the Committee and by the Board pursuant to the Plan. The Company hereby reserves the right to amend, modify, restate, supplement or terminate the Plan without the consent of Grantee, so long as such amendment, modification, restatement or supplement shall not materially reduce the rights and benefits available to Grantee hereunder, and this Award shall be subject, without further action by the Company or Grantee, to such amendment, modification, restatement or supplement unless provided otherewith therein.

Non-Employee Director

      2. GRANT. This Award shall evidence Grantee's ownership of the Awarded Shares, and Grantee acknowledges that he or she will not receive a stock certificate representing the Awarded Shares unless and until the Awarded Shares vest as provided in this Award. The Awarded Shares will be held in custody for Grantee, in a book entry account with the Company's transfer agent, until the Awarded Shares have vested in accordance with Section 3 of this Award. Upon vesting of the Awarded Shares, the Company shall instruct its transfer agent to deliver to Grantee all Vested Awarded Shares (as defined below). Grantee agrees that the Awarded Shares shall be subject to all of the terms and conditions set forth in this Agreement and the Plan, including, but not limited to, the forfeiture conditions set forth in Section 4 of this Agreement and the restrictions on transfer set forth in Section 5 of this Agreement.

      3. VESTING SCHEDULE; SERVICE REQUIREMENT. Except as provided otherwise in
Section 4 of this Agreement, the Awarded Shares shall vest if Grantee's Continuous Service is not interrupted during the period commencing with the Grant Date and ending with the applicable date that such portion of the Awarded Shares vests (each, a "Vesting Date"). Awarded Shares that have vested pursuant to this Agreement are referred to herein as "Vested Awarded Shares" and Awarded Shares that have not yet vested pursuant to this Agreement are referred to herein as "Unvested Awarded Shares." Subject to the provisions of Section 4 of this Agreement, if Grantee's Continuous Service is not interrupted prior to an applicable Vesting Date, thirty-three and one-third (33-1/3%) of the Awarded Shares will vest on the first anniversary of the Grant Date; an additional thirty-three and one-third (33-1/3%) of the Awarded Shares will vest on the second anniversary of the Grant Date; and the remaining thirty-three and one-third (33-1/3%) of the Awarded Shares will vest on the third anniversary of the Grant Date, all as set forth on the first page of this Agreement under the heading "Vesting of Awarded Shares." If an installment of the vesting would result in a fractional Vested Awarded Share, such installment will be rounded to the next higher or lower Awarded Share, as determined by the Company, except the final installment, which will be for the balance of the Awarded Shares.

      4. CONDITIONS OF FORFEITURE.

            (a) Upon any termination of Grantee's Continuous Service (the "Termination Date") for any or no reason except as a result of Grantee's not being nominated for or elected to a new term as a Director, or Grantee's resignation at the request and for the convenience of the Company other than for "Cause" (as defined in Section 3(c) of this Agreement) before all of the Awarded Shares become Vested Awarded Shares, all Unvested Awarded Shares as of the Termination Date shall, without further action of any kind by the Company or Grantee, be forfeited. Unvested Awarded Shares that are forfeited shall be deemed to be immediately transferred to the Company without any payment by the Company or action by Grantee, and the Company shall have the full right to cancel any evidence of Grantee's ownership of such forfeited Unvested Awarded Shares and to take any other action necessary to demonstrate that Grantee no longer owns such forfeited Unvested Awarded Shares automatically upon such forfeiture. Following such forfeiture, Grantee shall have no further rights with respect to such forfeited Unvested Awarded Shares, Grantee, by his acceptance of the Award granted pursuant to this Agreement, irrevocably grants to the Company a power of attorney to transfer Unvested Awarded Shares that are forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer. The provisions of this Agreement regarding transfers of Unvested Awarded Shares that are forfeited shall be specifically performable by the Company in a court of equity or law.

            (b) Notwithstanding anything to the contrary in this Agreement, the Unvested Awarded Shares shall become vested (i) on the death of Grantee during Grantee's Continuous Service, (ii) on the termination of Grantee's Continuous Service as a result of not being nominated for or elected to a new term as a Director, or (iii) on Grantee's resignation as a Director at the request and for the

Non-Employee Director
      convenience of the Company other than for Cause. In addition, the Unvested Awarded Shares shall become vested earlier than the times otherwise provided in this Agreement in accordance with the provisions of Section 11(c) of the Plan relating to a Change in Control event. For purposes of this Agreement, "Cause" for termination by the Company of Grantee's Continuous Service shall mean (i) Grantee's willful, material and irreparable breach of any agreement that governs the terms and conditions of his or her service to the Company; (ii) Grantee's breach of any fiduciary or other material duty to the Company or its stockholders; (iii) Grantee's gross negligence or gross incompetence in the performance or intentional nonperformance (continuing for ten days after receipt of written notice of such negligence) of any of Grantee's material duties and responsibilities; (iv) Grantee's dishonesty, fraud or misconduct with respect to the business or affairs of the Company or an Affiliate; (v) Grantee's conviction of a felony crime; or (vi) chronic alcohol abuse or illegal drug abuse by Grantee.

      5. NON-TRANSFERABILITY. Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise encumber or dispose of any of the Unvested Awarded Shares, or any right or interest therein, by operation of law or otherwise, except only with respect to (i) a gratuitous transfer with the prior written consent of the Company or (ii) a transfer of title effected pursuant to Grantee's will or the laws of descent and distribution following Grantee's death. References to Grantee, to the extent relevant in the context, shall include references to authorized transferees. Any transfer in violation of this
Section 5 shall be void and of no force or effect, and shall result in the immediate forfeiture of all Unvested Awarded Shares.

      6. DIVIDEND AND VOTING RIGHTS. Subject to the restrictions contained in this Agreement, Grantee shall have the rights of a stockholder with respect to the Awarded Shares, including the right to vote all such Awarded Shares, including Unvested Awarded Shares, and to receive all dividends, cash or stock, paid or delivered thereon, from and after the date hereof. In the event of forfeiture of Unvested Awarded Shares, Grantee shall have no further rights with respect to such Unvested Awarded Shares. However, the forfeiture of the Unvested Awarded Shares pursuant to Section 4 hereof shall not create any obligation to repay cash dividends received as to such Unvested Awarded Shares, nor shall such forfeiture invalidate any votes given by Grantee with respect to such Unvested Awarded Shares prior to forfeiture.

      7. CAPITAL ADJUSTMENTS AND CORPORATE EVENTS. If, from time to time during the term of this Agreement, there is any capital adjustment affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Unvested Shares shall be adjusted in accordance with the provisions of Section 11(a) of the Plan. Any and all new, substituted or additional securities to which Grantee may be entitled by reason of Grantee's ownership of the Unvested Awarded Shares hereunder because of a capital adjustment shall be immediately subject to the forfeiture provisions of this Agreement and included thereafter as "Unvested Awarded Shares" for purposes of this Agreement.

      8. REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Unvested Awarded Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan, or (ii) to treat as owner of such Unvested Awarded Shares, or accord the right to vote or pay or deliver dividends or other distributions to, any purchaser or other transferee to whom or which such Unvested Awarded Shares shall have been so transferred.

      9. TAX MATTERS. Grantee acknowledges that the tax consequences associated with the award are complex and that the Company has urged Grantee to review with Grantee's own tax advisors the federal, state, and local tax consequences of this Award Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Grantee understands that Grantee (and not the Company) shall be responsible for Grantee's own tax liability that may arise as a result of the Award. Grantee understands further that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the fair market

Non-Employee Director
value of the Awarded Shares as of the Vesting Date. Grantee also understands that Grantee may elect to be taxed at Grant Date rather than at the time the Awarded Shares vest by filing an election under Section 83(b) of the Code with the Internal Revenue Service and by providing a copy of the election to the Company. GRANTEE ACKNOWLEDGES THAT HE OR SHE HAS BEEN INFORMED OF THE AVAILABILITY OF MAKING AN ELECTION IN ACCORDANCE WITH SECTION 83(b) OF THE CODE; THAT SUCH ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (AND A COPY OF THE ELECTION GIVEN TO THE COMPANY) WITHIN 30 DAYS OF THE GRANT OF AWARDED SHARES TO GRANTEE; AND THAT GRANTEE IS SOLELY RESPONSIBLE FOR MAKING SUCH ELECTION.

      10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and this Agreement constitute the entire agreement of the Company and Grantee (collectively, the" Parties") with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof. If there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern. Nothing in the Plan and this Agreement (except as expressly provided therein or herein) is intended to confer any rights or remedies on any person other than the Parties. The Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of Texas, without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas to the rights and duties of the Parties. Should any provision of the Plan or this Agreement relating to the Shares be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

      11. INTERPRETIVE MATTERS. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa. The term "include" or "including" does not denote or imply any limitation. The captions and headings used in this Agreement are inserted for convenience and shall not be deemed a part of the Restricted Stock Award or this Agrement for construction or interpretation.

      12. DISPUTE RESOLUTION. The provisions of this Section 12 shall be the exclusive means of resolving disputes of the Parties (including any other persons claiming any rights or having any obligations through the Company or Grantee) arising out of or relating to the Plan and this Agreement. The Parties shall attempt in good faith to resolve any disputes arising out of or relating to the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either Party by a written statement of the Party's position and the name and title of the individual who will represent the Party. Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation within ninety (90) days of the written notification of the dispute, either Party may file suit and each Party agrees that any suit, action or proceeding arising out of or relating to the Plan or this Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such suit, action or proceeding, in a Texas state court in Harris County, Texas) and that the Parties shall submit to the jurisdiction of such court. The Parties irrevocably waive, to the fullest extent permitted by law, any objection a Party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 12 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

Non-Employee Director

      13. NON-SOLICITATION. In consideration for the grant of this Award, the Grantee hereby agrees that during Grantee's Continuous Service and for one year thereafter, the Grantee shall not solicit any person who is an employee of the Company or any Affiliate for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or any Affiliate.

      14. PAYMENT OF PAR VALUE. In connection with the issuance of the Awarded Shares pursuant to this Agreement, the Company will pay the aggregate par value per share of the Awarded Shares on behalf of Grantee and will report the amount of such payment as income to Grantee for the taxable period of Grantee during which the Awarded Shares are granted.

      15. AMENDMENT; WAIVER. This Agreement may be amended or modified only by means of a written document or documents signed by the Company and Grantee. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board or by the Committee. A waiver on one occasion shall not be deemed to be a waiver of the same or any other breach on a future occasion.

      16. NOTICE. Any notice of other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, addressed to the other Party at its address as shown beneath its signature in this Agreement, or to such other address as such Party may designate in writing from time to time by notice to the other Party in accordance with this Section 16.

      IN WITNESS WHEREOF, this Award has been executed as of the date first above written.

                                QUANTA SERVICES, INC.

                                By: /s/ John R. Colson
                                    ------------------------------------------
                                    Name: John R. Colson

                                    Title: Chairman of the Board and Chief
                                           Executive Officer

                                Address: 1360 Post Oak Boulevard, Suite 2100 Houston, TX 77056-3023

Non-Employee Director

      GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THIS RESTRICTED STOCK AWARD SHALL VEST AND THE FORFEITURE RESTRICTIONS SHALL LAPSE, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE'S CONTINUOUS SERVICE OR AS OTHERWISE PROVIDED IN THIS AGREEMENT (NOT THROUGH THE ACT OF BEING GRANTED THE RESTRICTED STOCK AWARD), GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT OR THE PLAN SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE. Grantee ackowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Restricted Stock Award subject to all of the terms and provisions hereof and thereof, Grantee has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of this Agreement and the Plan. Grantee hereby agrees that all disputes arising out of or relating to this Agreement and the Plan shall be resolved in accordance with Section 12 of this Agreement. Grantee further agrees to notify the Company upon any change in the address for notice indicated in this Agreement.

ACCEPTED:

Dated: _    __________________           Signed: _               ______________

                                         Social Security No.:

The Optionee acknowledges receipt of a copy of the Plan, represents that he or she is familiar with the terms and provisions thereof, and hereby rejects this grant.

REJECTED:

Dated: _______________                        Signed: __________________________

                                              Social Security No.:

Non-Employee Director